Exhibit 10.2


             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is made as of ____________, 2000, by and among _______________________________, a
_________________________________, as trustee (the "Trustee", which term shall include any affiliate, designee or a nominee of the Trustee acting at the direction or on behalf of the Trustee from time to time) for the benefit of itself and the holders (the "Holders") of the Notes (as defined below), and HYATT GAMING MANAGEMENT, INC., a Nevada corporation (the "Manager").

                                    RECITALS

     A. Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "Company") will issue One Hundred Million Dollars ($100,000,000) principal amount of its _______% First Mortgage Notes due ____________, 2006, together with any notes issued in replacement thereof or exchange therefor as any of the foregoing may be amended, supplemented, modified, renewed or extended from time to time, the "Notes") pursuant to that certain Indenture dated as of ____________, 2000 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), by and between the Company and the Trustee. (All initial capitalized terms used, but not defined, in this Agreement shall have the meaning set forth in the Indenture).

     B. The Manager and the Company are parties to that certain Management Agreement dated as of February 1, 2000 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the "Management Agreement"), pursuant to which the Company shall pay the Manager a management fee in consideration of the Manager's services relating to the management and operation of the Casino.

     C. It is a condition to the purchase of the Notes by the Holders and the execution and delivery of the Management Agreement by the Manager and the Company that the parties enter into this Agreement.


                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the above recitals and the provisions set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Trustee, the Manager and the Company hereby agree as follows:

     1. Definitions. As used in this Agreement, the following initial capitalized terms shall have the respective meanings set forth below:

          (a) "Lien" shall means any lien, encumbrance, security interest, charge or claim of any Person with respect to any property.

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          (b) "Post-Default Transfer" shall mean a transfer by foreclosure of the Deed of Trust, power of sale or other similar proceedings brought to enforce the rights of the holder thereof, by deed or assignment in lieu of foreclosure or by any other similar method, or through a bankruptcy sale following the occurrence of an Event of Default.

          (c) "Prior Owner" shall mean Company or any other "Owner" under the Management Agreement prior to Purchaser.

          (d) "Purchaser" shall mean the Trustee or any other Person who becomes the owner of, or succeeds to the interest of the Company in, all or any portion of the real property comprising a portion of the Trust Property pursuant to, or in connection with, a Post-Default Transfer.

          (e) "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, limited liability company, joint venture, governmental authority or other entity of any kind, whether acting in its own or a representative capacity.

          (f) "Restricted Payment" means any payment in respect of a Subordinated Obligation to the extent such payment is prohibited under the Indenture.

          (g) "Senior Loan Documents" means the Notes, the Indenture, the Deed of Trust and the other Collateral Documents, or any other documents, instruments or agreements executed by the Company in connection with any of the foregoing to the Trustee or any holder of Notes and their successors and assigns.

          (h) "Senior Debt" means (A) all indebtedness, liabilities and obligations of every kind or nature, absolute or contingent, now existing or hereafter arising, of the Company, its successors and assigns, under the Senior Loan Documents and all premiums, fees, charges, expenses and indemnities arising under or in connection with the Indenture, the Notes or any other Senior Loan Document, and (B) any modifications or amendments, of any indebtedness or obligation described in clause (A) above.

          (i) "Subordinated Obligations" means (i) the Incentive Fee (as defined in the Management Agreement), and (ii) any insurance proceeds or condemnation awards paid to Owner to the extent the same is payable to the Trustee and/or the Holders under the Senior Loan Documents.

          (j) "Unsubordinated Obligations" shall mean the Basic Fee (as defined in the Management Agreement) and any other amounts due to the Manager pursuant to the Management Agreement other than the Subordinated Obligations.

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     2. Consent. The Manager hereby consents to (i) the financing contemplated by the Senior Loan Documents, and (ii) the assignment by the Company to the Trustee, pursuant to the Deed of Trust and certain other of the Collateral Documents, of the Management Agreement and all right, title and interest of the Company thereunder, as security for the Senior Debt.

     3. Subordination of Management Agreement
        -------------------------------------

          (a) The Manager hereby acknowledges and agrees that the Management Agreement, including, without limitation, (i) any right of the Manager to the payment of any amounts under the Management Agreement, (ii) any other rights and remedies of the Manager under the Management Agreement, and (iii) any Lien or other interest the Manager may now or hereafter have against all or any portion of the Trust Property (as defined in the Deed of Trust) and/or the rents, issues, profits and income therefrom, is and shall be subject and subordinate to the Indenture, the Deed of Trust and the other Senior Loan Documents, including, without limitation, (A) any right of the Trustee or the Holders to the indefeasible payment in full in cash of the Senior Debt, (B) any Lien created by any Senior Loan Documents, and any other interest the Trustee or the Holders may now or hereafter have against all or any portion of the Trust Property and/or the rents, issues, profits and income therefrom, (C) any right of the Holders or the Trustee to receive any insurance proceeds or condemnation awards, and (D) any other rights and remedies of the Trustee or the Holders under the Senior Loan Documents.

          (b) Notwithstanding the foregoing in Section 3(a), the Company may pay to the Manager, and the Manager may accept payment of, any amounts required to be paid to the Manager under the Management Agreement when such amounts become due and payable; provided, however, no such amounts shall be paid to the Manager in respect of any Subordinated Obligations to the extent such payment would constitute a Restricted Payment at such time, and the Manager shall not (i) not ask, demand, sue for, take or receive from the Company, by set-off or in any other manner, direct or indirect payment (whether in cash or property), of all or any portion of such Subordinated Obligations, or any transfer of any property in payment of or as security for any such Subordinated Obligations, (ii) cause all or any portion of such Subordinated Obligations to become due under the Management Agreement, (iii) accept any payment, prepayment, defeasance of all or any portion of such Subordinated Obligations prior to the date such Subordinated Obligations otherwise would be due and payable under the Management Agreement, or (iv) exercise any rights or remedies under the Management Agreement, at law or in equity, to accelerate the payment of all or any portion of such Subordinated Obligations. Any Subordination Obligations not paid to the Manager pursuant to this Section 3(b) shall accrue, together with interest thereon at the Interest Rate (as defined in the Subordinated Loan Agreement) from the first date such Subordinated Obligations otherwise would have been due and payable to the Manager under the Management Agreement until such Subordinated Obligation is paid. Any such accrued Subordinated Obligations together with interest thereon shall be due and payable by the Company when the payment of such Subordinated Obligation would no longer be a Restricted Payment.

          (c) The Trustee shall provide written notice to the Manager that the payment of any Subordinated Obligation would constitute a Restricted Payment (the "Restricted Payment Notice"), which Restricted Payment Notice shall be deemed conclusive, except to the extent such Restricted Payment Notice is

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provided to the Manager in bad faith. If, notwithstanding the foregoing, the
Manager shall receive any payment or distribution of any kind in respect of any Subordinated Obligations (whether from any collateral securing such obligations or otherwise, or whether such payment was a Restricted Payment when received by the Manager, but prior to the Manager's receipt of the Restricted Payment Notice), such payment or distribution shall be received in trust for, and shall be delivered to the Trustee promptly in precisely the form received (except for the endorsement or assignment of the Manager where necessary) for application on the Senior Debt, whether then due or not due. Until so delivered, the payment or distribution shall be held in trust by the Manager as property of the Holders.

          (d) Notwithstanding the foregoing, the Company shall have the right to pay the Manager, and the Manager shall have the right to accept the payment of, any amounts in respect of any Unsubordinated Obligations, regardless of whether the payment of any Subordinated Obligation would be a Restricted Payment at such time, and the Manager shall not be obligated to relinquish or return any amounts paid to the Manager in respect of any Unsubordinated Obligations.

          (e) This provisions of this Section 3 shall be self-operative and no further instrument of subordination shall be required. If requested, however, the Company and the Manager shall execute and deliver such further instruments as the Trustee may deem reasonably necessary to effectuate this subordination.

     4. Non-Disturbance and Attornment
        ------------------------------

          (a) As long as no default exists, nor any event occurs, which default or event continues to exist for such period of time (after such notice and grace period as is required by the Management Agreement), which would entitle the Company, as the "Owner" under the Management Agreement, to terminate the Management Agreement or would cause, without further action of the Company, the termination of the Management Agreement or would entitle the Company to terminate the Manager's right to operate and manage the Casino thereunder, the Management Agreement shall not be terminated by the Company or the Trustee, nor shall the Manager's right to operate and manage the Casino in accordance with the Management Agreement be interfered with or affected in any other manner, by any foreclosure upon the security, title or other interest or charge granted by the Deed of Trust or any other action or proceeding instituted under or in connection with the Senior Loan Documents or in case the Trustee takes possession of the Trust Property pursuant to any provisions of the Senior Loan Documents.

          (b) Subject to the provisions in Sections 5, 7 and 8, (i) if all or any portion of the real property comprising a portion of the Trust Property shall be acquired by a Purchaser pursuant to, or in connection with, a Post-Default Transfer and the Manager is not in breach or default under the Management Agreement at the time of the conveyance of such real property to the Purchaser pursuant to, on in connection with, such Post-Default Transfer (the "Transfer Date"), then (i) the Management Agreement shall remain in full force and effect as an agreement between the Manager and the Purchaser on all of the terms, covenants and conditions of the Management Agreement for the balance of the term, with the same force and effect as if the Purchaser was the "Owner" originally named in the Management Agreement, and (ii) the Manager's rights under the Management Agreement shall remain undisturbed by such Post-Default Transfer.

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          (c) Subject to the provisions in this Section 4(c) and Sections 5, 7 and 8, the Manager does hereby agree to attorn to the Purchaser as the "Owner" under the Management Agreement, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto immediately upon the consummation of the Post-Default Transfer. Although the foregoing attornment shall be effective and self-operative without the execution of any other instruments on the part of either party hereto, upon the written request of the Purchaser, the Manager shall execute and deliver to the Purchaser (i) an agreement of attornment in form and content reasonably satisfactory to the Purchaser confirming the foregoing attornment and agreeing to perform all of the terms, covenants and conditions of the Management Agreement on the Manager's part to be performed for the benefit of the Purchaser with the same force and effect as if the Purchaser was the "Owner" originally named in the Management Agreement, or (ii) a new management agreement with the Purchaser as owner, for the remaining term of the Management Agreement and on the same terms and conditions as the original Management Agreement.

     5. Obligations of Purchaser upon Post-Default Transfer
        ---------------------------------------------------

          (a) As a condition to any Purchaser's right to succeed to the rights of the "Owner" under the Management Agreement, such Purchaser shall pay or cause to be paid to the Manager any past due Unsubordinated Obligations which have accrued and are due and payable as of the Transfer Date.

          (b) Notwithstanding anything to the contrary in Section 4 or elsewhere in this Agreement, except for the obligation to pay any accrued Unsubordinated Obligations pursuant to Section 5(a) and subject to the Manager's rights under
Section 7(e) of this Agreement, the Purchaser shall not be obligated to cure any default by any Prior Owner first arising or accruing prior to the Transfer Date, or otherwise assume or be liable for, or take the Management Agreement subject to, and of the following:

               (i) any act or omission of any Prior Owner, the officers, managers, employees or agents of such Prior Owner or any other Person on behalf of such Prior Owner;

               (ii) any Subordinated Obligations which were not paid to the Manager and have accrued prior to the Transfer Date;

               (iii) except for payment of any past due Unsubordinated Obligations, any liability or obligation of, or the payment of any amounts due by, any Prior Owner incurred or accruing prior to the Transfer Date;

               (iv) any claim, offset or defense which the Manager might have against any Prior Owner;

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               (v) any assignment or other transfer of any right, title or interest of any Prior Owner or the Manager under the Management Agreement, without the prior written consent of the Trustee in each instance, which consent may be granted or denied by the Trustee in its sole discretion, except to the extent any such assignment or other transfer by the Manager is expressly permitted under the Management Agreement without the Prior Owner's prior consent;

               (vi) any amendment, modification, supplement or other change of or to the Management Agreement, except to the extent expressly permitted under
Section 8;

               (vii) any waiver or release of any obligation of the Manager under the Management Agreement, without the prior written consent of the Trustee in each instance, which consent may be granted of denied by the Trustee in its sole discretion;

               (viii) any obligation of any Prior Owner under the Management Agreement to perform or cause to be performed any (A) improvements to the Trust Property, or (B) maintenance or repairs in or to the Trust Property in the case of damage or destruction of the Trust Property or any part thereof due to fire or other casualty or event or by reason of condemnation prior to the Transfer Date, except to the extent Purchaser receives insurance proceeds or a condemnation award and the "Owner" otherwise is obligated under the Management Agreement to perform or cause to be performed such maintenance or repairs.

     (c) Notwithstanding anything to the contrary in the Management Agreement or this Agreement, if the Trustee is the Purchaser pursuant to, or in connection with, a Post-Default Transfer, the Management Agreement shall be amended automatically, without further action by the parties, by incorporating the following provisions only for such period time that the Trustee is the "Owner" under the Management Agreement:

               (i) the Manager's sole recourse against the Trustee for the recovery of any judgment or damages shall be to the Trustee's right, title and interest in the Trust Property, and the Manager shall not have recourse to any other assets of the Trustee, nor to any shareholders, trustees, members, partners, directors, officers, managers, employees or agents of the Trustee; provided, however, that the foregoing shall not limit the Manager's right to seek any recourse against the Purchaser or injunctive relief or specific performance against the Trustee. The limitation of liability in this Section 5(c)(i) is in addition to, and not in limitation of, any other limitation of liability available to the Trustee under the Management Agreement or any other agreement, instrument or applicable law.

               (ii) The Trustee shall not be obligated to indemnify or hold harmless the Manager for any liability, damage, loss, cost or expense incurred by the Manager, except to the extent the same arises solely from the gross negligence or intentional misconduct of the Trustee or its officers, managers or employees.

               (iii) The Trustee shall have no obligation to develop, design, construct, furnish or equipment the Casino (as defined in the Management Agreement), or perform any other obligations of the "Owner" under the Management Agreement with respect thereto, including, without limitation, pursuant to Sections 1.1, 1.2, 1.3 or 1.4 of the Management Agreement. At Trustee's written

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request, subject to Section 1.7(e) of the Management Agreement, the Manager
shall suspend any of its Pre-Opening Services; provided, however, that the Purchaser shall pay or cause to be paid to the Manager any expenditures made by the Manager in respect of such Pre-Opening Services which are not paid at the time of such suspension.

               (iv) If the Manager elects to terminate the Management Agreement, the notice of termination delivered pursuant to Section 12.2 of the Management Agreement shall provide for a period of not less than sixty (60) days prior to effectiveness of such termination.

               (v) The Trustee shall have the right to sell, convey and assign its interest in the Management Agreement to any Person (the "Assignee") without the Manager's consent; provided, however, that in the Trustee's reasonable judgment at the time of such sale, conveyance or assignment, such Assignee (i) has the ability to fulfill the financial obligations of the "Owner" under the Management Agreement; (ii) has a good business reputation and would not adversely impact the Manager's gaming licenses in Colorado or any other jurisdiction; (iii) is not engaged in the management or operation of casinos; and (iv) expressly assumes in writing the obligations of the "Owner" under the Management Agreement.

     6. Trustee's Rights under Management Agreement Prior to Post-Default
        Transfer
        -----------------------------------------------------------------

          (a) Notwithstanding anything to the contrary in this Agreement, if an Event of Default shall occur under any of the Senior Loan Documents, then, prior to a Post-Default Transfer, upon written notice by the Trustee to the Manager that an Event of Default has occurred under a Senior Loan Document, the Trustee shall have the right (but shall not be obligated) to exercise all rights of, and take all actions required or permitted to be taken by, the Company under the Management Agreement (in lieu of the same being done by the Company), unless and until the Trustee otherwise notifies the Manager.

          (b) The Manager expressly acknowledges that by accepting the assignment of the Management Agreement or by exercising any of its rights under the Management Agreement or any of its rights to cure any default by the Company thereunder pursuant to this Agreement, the Trustee assumes no obligations or liabilities of the Company under the Management Agreement and that the Trustee shall have no obligation to the Manager to exercise its rights under, or to declare a default under, any Senior Loan Document.

     7. Manager's Right to Terminate Management Agreement
        -------------------------------------------------

          (a) The Manager shall provide written notice to the Trustee (a "Default Notice") of any breach or default by the Company under the Management Agreement or any failure of the Company to comply with any applicable licenses, permits or other applicable legal requirements (a "Company Default") promptly upon determining that such Company Default exists specifying in reasonable detail (i) the nature of such Company Default, and (ii) the date on which the Company Default first arose or accrued if the Manager can determine the same. The Manager agrees that it will not terminate the Management Agreement, cease to perform any of its services thereunder, or exercise any other remedies, for any

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reason, including, but not limited to, the Company's failure to make any payments to the Manager or any other breach or default, prior to the expiration of the Trustee Cure Period. Any termination of the Management Agreement by the Manager in violation of this Section 5 shall be void ab initio.

          (b) The Trustee shall have the right (but shall not be obligated) to cure the Company Default (i) within thirty (30) days after the later of the Trustee's receipt of the Default Notice or the expiration of the Company's applicable cure period, (ii) if such default is of a non-monetary nature and not capable of being cured within said thirty (30) day period, but is capable of being cured, commence within said thirty (30) day period (or such longer period as is reasonable in the event the Trustee intends to pursue a foreclosure or similar proceeding) and thereafter diligently prosecute to cure the Company Default (the "Trustee Cure Period"). At any time, the Trustee may, upon notice to the Manager, but without any liability, discontinue curing any Company Default, whereupon the Manager shall have no further obligation to forbear from terminating the Management Agreement under Section 7(a).

          (c) Except as otherwise expressly set forth in this Agreement, including without limitation the limitation on the Manager's rights as set forth in Section 7(a), the Manager shall not be deemed to have waived any of its rights to declare a default by the Company under the Management Agreement or to terminate the Management Agreement after any failure by the Company to cure any such breach or default under the Management Agreement after expiration of all applicable cure periods. Any failure by the Manager to provide notice to the Trustee pursuant to Section 7(a) hereof shall not be deemed to be a waiver by the Manager of any such default under the Management Agreement as against the Company or to create any liability of the Manager to the Trustee.

          (d) Except as otherwise expressly set forth in this Agreement, nothing in this Agreement shall be deemed to constitute a waiver by the Manager of (i) the Purchaser's obligation to perform the obligations of the "Owner" under the Management Agreement first arising after a Post-Default Transfer, (ii) the Purchaser's obligation to pay any past due Unsubordinated Obligations as set forth in Section 5(a), (iii) any right that the Manager may have under the Management Agreement to terminate the Management Agreement before or after any Post-Default Transfer for defaults of Owner occurring before or after any Post-Default Transfer which are not cured in accordance with the terms of the Management Agreement or this Agreement, (iv) any right that the Manager may have to pursue the Company for its failure to perform obligations under the Management Agreement or to repay any deferred Subordinated Obligations after the Senior Debt has been indefeasibly paid in full in cash, or (v) any right that the Manager may have under the Management Agreement to collect, from cash derived from Casino operations prior to or after any Post-Default Transfer, any fees or other amounts to which it is entitled under the terms of the Management Agreement, other than any Subordinated Obligations which were unpaid during any Restricted Payment Period and accrued prior to the Transfer Date.

          (e) While nothing in this Agreement shall be deemed to obligate the Trustee or any Purchaser to perform the obligations of the Company under the Management Agreement first arising prior to any Post-Default Transfer (except as otherwise expressly provided in this Agreement), the Trustee acknowledges and agrees that under the terms of the Management Agreement a cure of any such prior

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default(s) by the Company may be required in order to avoid a termination of the
Management Agreement by the Manager pursuant to its terms prior to, on or after any Post-Default Transfer. The Manager agrees, however, that if a Purchaser succeed to the interest of the Company in the Trust Property pursuant to a Post-Default Transfer, the Manager will waive any such prior default by the Company under the Management Agreement which (i) is incapable of being cured by the Purchaser such as the insolvency or bankruptcy of, or an assignment for the benefit of creditors by, the Company, or (ii) if not cured would not have a material adverse affect on the Manager's operation or management of the Casino.

     8. Amendment to Management Agreement. The Manager shall not change, amend, modify or supplement the Management Agreement without the written consent of the Trustee written approval in each instance, which consent may be given are denied by the Trustee in its sole discretion; provided that the Manager shall be entitled to make, without obtaining the Trustee's consent, amendments to the Management Agreement that (i) are required to be made under applicable Gaming Laws, (ii) do not materially and adversely affect the Company, the Trustee or the Holders; provided, however, that no such amendments shall increase the Basic Fee or Incentive Fee (as such terms are defined in the Management Agreement) or any other amounts payable to the Manager under the Management Agreement. If the Manager changes, amends, modifies or supplements in violation of this Section 8, then such change, amendment, modification or supplement shall be void ab initio.

     9. Subrogation. The Manager hereby waives all rights of subrogation to the rights of the Trustee and/or to the Holders to receive payments or distributions, and any rights of subrogation to any collateral for the Senior Debt, until the Senior Debt shall have been indefeasibly paid in full in cash.

     10. Representations and Warranties
         ------------------------------

          (a) The Company hereby represents and warrants that (a) the document attached hereto as Exhibit A is a true, correct and complete copy of the Management Agreement, including all changes, supplements, amendments and modifications thereto, if any, (b) the Management Agreement is in full force and effect, (c) the Company is not in default under the provisions of the Management Agreement and there is no condition which, with the giving of notice and/or the lapse of time, would constitute such a default, (d) to the best of the Company's knowledge, the Manager is not in default under the provisions of the Management Agreement and there is no condition which, with the giving of notice and/or the lapse of time, would constitute such a default, (e) the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder do not and will not contravene or conflict with any provision of law or of any indenture, instrument or other agreement to which the Company is a party or by which it or its property may be bound or affected or result in or require the creation or imposition of any mortgage, lien, pledge, security interest, charge or other encumbrance in, upon or of any of its properties or assets under any such indenture, instrument or other agreement, (f) the Company has full corporate power, authority and legal right to make and perform this Agreement, (g) the Company has obtained all consents and approvals necessary for it to enter into this Agreement and (h) this Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

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          (b) The Manager hereby represents and warrants that (a) the document attached hereto as Exhibit A is a true, correct and complete copy of the Management Agreement, including all changes, supplements, amendments and modifications thereto, if any, (b) the Management Agreement is in full force and effect, (c) the Manager is not in default under the provisions of the Management Agreement and there is no condition which, with the giving of notice and/or the lapse of time, would constitute such a default, (d) to the best of the Manager's knowledge, the Company is not in default under the provisions of the Management Agreement and there is no condition which, with the giving of notice and/or the lapse of time, would constitute such a default, (e) the execution and delivery of this Agreement and the performance by the Manager of its obligations hereunder do not and will not contravene or conflict with any provision of law or of any indenture, instrument or other agreement to which the Manager is a party or by which it or its property may be bound or affected or result in or require the creation or imposition of any mortgage, lien, pledge, security interest, charge or other encumbrance in, upon or of any of its properties or assets under any such indenture, instrument or other agreement, (f) the Manager has full corporate power, authority and legal right to make and perform this Agreement, (g) the Manager has obtained all consents and approvals necessary for it to enter into this Agreement and (h) this Agreement is the legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms.

     11. Distributions in Liquidation and Bankruptcy. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof (including any assets now or hereafter securing any Subordinated Obligations) to creditors of the Company or upon any indebtedness of the Company, by reason of the liquidation, dissolution or other winding up, partial or complete, of the Company, or any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors or marshalling of assets, or any proceeding by or against the Company for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions or extensions, or sale of all or substantially all of the assets of the Company, then and in any such event:

          (a) The Holders shall be entitled to receive payment in full in cash of all Senior Debt before the Manager shall be entitled to receive any payment or other distributions on, or with respect to, the Subordinated Obligations.

          (b) Any payment or distribution of any kind or character, whether in cash, securities or other property which, but for these provisions would be payable or deliverable upon or with respect to the Subordinated Obligations shall instead be paid or delivered directly to the Trustee for the benefit of the Holders for application on the Senior Debt, whether then due or not due, until the Senior Debt shall have first been fully and indefeasibly paid in cash; provided that nothing in this Section 11(b) or otherwise in this Agreement shall relieve the Company of its obligations to pay the Subordinated Obligations after such satisfaction of the Senior Debt.

          (c) The Manager hereby irrevocably authorizes and empowers the Trustee, and appoints the Trustee as attorney-in-fact, to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor, and to file and vote claims (in bankruptcy proceedings or otherwise) and take such other actions, in the Trustee's own name or otherwise, as the

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Trustee may deem necessary or advisable for the enforcement of these provisions.
In addition, the Manager shall take no action (whether oral, written or otherwise) in contravention of any action of the Trustee duly taken and permitted hereunder. Such appointment as attorney-in-fact pursuant to this
Section 11(c) is irrevocable and coupled with an interest until payment in full and complete performance of the Senior Debt. The Trustee may appoint a substitute attorney-in-fact. The Manager ratifies all actions taken by the attorney-in-fact but, nevertheless, if the Trustee requests, the Manager will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect such ratification.

          (d) If any direct or indirect payment is made to the Manager upon or with respect to the Subordinated Obligations prior to the payment in full of the Senior Debt in accordance with these provisions, the Manager will forthwith deliver the same to the Trustee in precisely the form received (except for the endorsement or assignment of the Manager where necessary) for application on the Senior Debt, whether then due or not due. Until so delivered, the payment or distribution shall be held in trust by the Manager as property of the Holders. In the event of the failure of the Manager to make any such endorsement or assignment, the Trustee, or any of its officers or employees, are hereby authorized and empowered to make the same, and the Manager hereby appoints the Trustee as attorney-in-fact for such purpose, which appointment is irrevocable and coupled with an interest until payment in full and complete performance of the Senior Debt.

          (e) Each of the parties hereby agrees that it shall be bound by the terms and provisions hereof, notwithstanding the confirmation of a plan of reorganization of the Company under Section 1129(b) of the Bankruptcy Code.

     12. Bankruptcy. Until the Senior Debt shall have been indefeasibly paid in full in cash, the Manager will not, without the prior written consent of the Trustee, which consent may be granted or denied in the Trustee's sole discretion, commence, or join with any other person in commencing, any proceeding against any Person with respect to the Subordinated Obligations under any bankruptcy, reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction; provided that, nothing herein shall restrict or apply to the Manager's or its affiliates rights as a creditor in any other capacity.

     13. Continuing Subordination. The subordination effected by the provisions in this Agreement, including, without limitation, Sections 3 and 15, is and shall be a continuing subordination and may not be amended, modified or terminated by the Manager or any other holder of any Subordinated Obligations until all of the Senior Debt shall have been indefeasibly paid in full in cash. At any time and from time to time, without consent of or notice to the Manager or any other holder of Subordinated Obligations, and without impairing or affecting the obligations of any of them hereunder:

          (a) The time for the Company's performance of, or compliance with, any of its agreements contained in the Indenture, the Notes or the other Senior Loan Documents, or any other agreement, instrument or document relating to the Senior Debt, may be modified or extended or such performance or compliance may be waived.

          (b) The Trustee may exercise or refrain from exercising any rights under the Indenture, the Notes or the other Senior Loan Documents, or any other agreement, instrument or document relating to the Senior Debt.

          (c) The Indenture, the Notes or the other Senior Loan Documents, or any other agreement, instrument or document relating to the Senior Debt, may be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof (including, but not limited to, an increase in the interest charges), or changing in any manner the rights of the Trustee or the Company.

          (d) The maturity of the Senior Debt may be accelerated, and any collateral security therefor or any other rights of the Trustee may be exchanged, sold, surrendered, released or otherwise dealt with in accordance with the terms of any present or future agreement with the Company and any other agreement of subordination (and the debt covered thereby) may be surrendered, released or discharged, or the terms thereof modified or otherwise dealt with in any manner.

          (e) Any person liable in any manner for payment of the Senior Debt may be released by holders of Senior Debt.

          (f) Notwithstanding the occurrence of any of the foregoing, these subordination provisions shall remain in full force and effect with respect to the Senior Debt, as the same shall have been amended or modified.

     14. Certain Waivers by Manger. The Manager hereby waives, and agrees not assert with respect to the Subordinated Obligations, (a) any right, now or hereafter existing, to require the Trustee to proceed against or exhaust any collateral at any time securing the Senior Debt, or to marshal any assets in favor of the Manager or any other holder of any Subordinated Obligations; (b) any notice of the incurrence of Senior Debt, it being understood by the Manager that advances may be made under the Indenture, or any other agreement, document or instrument now or hereafter relating to the Senior Debt, without notice to or authorization of the Manager in reliance upon the subordination provisions in this Agreement.

     15. Lien Subordination. Any Lien of the Manager on or in any assets or property of the Company or any proceeds or revenues therefrom which the Manager may have at any time as security for any Subordinated Obligations shall be, and hereby is, subordinated to all Liens now or hereafter granted to the Trustee by the Company or available at law or in equity, notwithstanding the date or order of attachment or perfection of any such Lien or the provision of any applicable law or in equity. Until all holders of Senior Debt have received indefeasible payment in full in cash of the Senior Debt, the Manager agrees that the Manager will not assert or seek to enforce against the Company the Subordinated Obligations or any Lien or other interest of the Manager in any collateral for any portion of the Subordinated Obligations and that the Trustee may dispose of any or all of the collateral for the Senior Debt free of any and all Liens, including, but not limited to, Liens created in favor of the Manager, through judicial or non-judicial proceedings, in accordance with applicable law, including, without limitation, taking title to any such collateral, after five
(5) days written notice to the Manager. The Manager hereby acknowledges that such notice is given five (5) days prior to such disposition of any of all of the collateral for the Senior Debt is sufficient and commercially reasonable. The Manager hereby agrees that any such sale or the disposition of so much of the collateral for the Senior Debt as is necessary to satisfy in full in cash all of the Senior Debt shall be free and clear of any security interest granted to the Manager in respect of the Subordinated Obligations; provided that the entire proceeds (after deducting reasonable expenses of sale) are applied in reduction of the Senior Debt. Upon the Trustee's request, the Manager shall execute and deliver any releases or other documents and agreements that the Trustee in its reasonable discretion deems necessary to dispose of the collateral for the Senior Debt free of the Manager's Liens or other interests in such collateral in respect of the Subordinated Obligations. The Manager retains all of its rights as a junior secured creditor with respect to the surplus, if any, arising from any such disposition of the collateral for the Senior Debt.

     16. Subordination Not Impaired by the Company. No right of any Holder to enforce the subordination of the Subordinated Obligations shall be impaired by any act or failure to act by the Company or by its failure to comply with the provisions in this Agreement.

     17. No Waiver by Trustee. No failure on the part of the Trustee or any Purchaser to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver of such right or remedy, nor will any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

     18. Successors and Assigns. This Agreement, and the terms, covenants and conditions hereof and obligations imposed hereby, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

     19. Governing Law. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES.

     20. Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

     21. Amendment. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the Manager and the Trustee.

     22. Termination. This Agreement shall terminate on the first to occur of
(i) indefeasible payment in full in cash of the Senior Debt or (ii) the termination of the Management Agreement and satisfaction of all obligations of the Company and the Manager under the Management Agreement and all obligations of the Manager under this Agreement (so long as, in the case of both clauses (i) and (ii) above, the satisfaction of said obligations does not violate the terms of this Agreement).

     23. Third Party Beneficiaries. This Agreement is entered into for the benefit of the Trustee and the Holders. This Agreement is not entered into for the benefit of the Company or any third party, and the Company and third parties shall not be a third party beneficiary of this Agreement. Except as otherwise expressly set forth herein, no provision of this Agreement shall be deemed to modify, or release the Company from, any obligations under the Management Agreement or to grant the Company any additional rights against the Manager under the Management Agreement.

     24. Notices. All notices, requests, demands or other communications to or upon the respective parties hereto (each, a "Notice") shall be made in writing and delivered to the following address or facsimile number for the respective parties:

          (a) if to the Manager, at:

                           Hyatt Gaming Management, Inc.
                           Madison Plaza - 39th Floor
                           200 W. Madison Street
                           Chicago, IL 60606
                           Attention: General Counsel
                           Facsimile No.
                                         ------------------------------

          (b) if to the Trustee at:

                           --------------------------------------------
                           --------------------------------------------
                           --------------------------------------------
                           --------------------------------------------
                           Facsimile No.
                                         ------------------------------


          (c) if to the Company at:

                           Windsor Woodmont Black Hawk Resort Corp.
                           2231 Valdina Street
                           Dallas, TX 75207
                           Attention: Daniel Robinowitz
                           Facsimile No.
                                         ------------------------------

or at such other address or facsimile number as shall have been delivered in writing by any Person described above to the party required to give Notice hereunder. Any Notice pursuant to this Section 24 shall be deemed to have been received by the party to whom such Notice is sent upon (i) delivery to the address or facsimile number of the recipient party, provided that such delivery is made prior to 5:00 p.m. (local time for the recipient party) on a Business Day, otherwise the following Business Day, or (ii) the attempted delivery of such Notice if (A) such recipient party refuses delivery of such Notice, or (B) such recipient party is no longer at such address or facsimile number, and such recipient Party failed to provide the sending party with its current address or facsimile number.

     25. Trustee Exculpation. Purchaser acknowledges and agrees that the name "____________________" is a designation of a trust and its trustees, not personally, but solely in their capacity as trustees, and all persons dealing with such trust shall look solely to such trust's assets for the enforcement of any claims against such trust, and the trustees, directors, officers, employees, agents and security holders of such trust assume no personal liability for the liabilities and obligations entered into by such trust, and their respective individual assets shall not be subject to the claims of any Person relating to such liabilities and obligations.

     26. Order of Precedence
         -------------------

          (a) Notwithstanding anything herein to the contrary, if there is a conflict between this Agreement and the Intercreditor Subordination and Collateral Agreement dated as of even date herewith by and among the Trustee, the Company and Hyatt (the "Other Agreement"), this Agreement shall control with respect to matters relating to the Subordinated Obligations, the Unsubordinated Obligations and the Management Agreement, and the Other Agreement shall control with respect to matters relating to the Subordinated Debt, the Subordinated Transaction Documents and the Collateral, as such terms are defined in the Other Agreement.

          (b) Notwithstanding anything herein to the contrary in this Agreement or the Management Agreement, if there is a conflict between the covenants and obligations of the Trustee under this Agreement and the covenants and obligations of the Trustee as the "Owner" under the Management Agreement, this Agreement shall control.

     27. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the Trustee and the Manager with respect to the subject matter of this Agreement, and shall supersede any other agreements and understandings (written or oral) between the Trustee and the Manager on or prior to the date of this Agreement with respect to the subject matter of this Agreement.

     28. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Instrument.


                            [Signature page follows]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                            "Trustee"

                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------



                            "Manager"

                            HYATT GAMING MANAGEMENT, INC., a Nevada corporation

                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------



Acknowledged and Agreed to as
of this _____ day of ______________, 2000.

"Company"

WINDSOR WOODMONT BLACK HAWK RESORT CORP., a Colorado corporation

By:
   ---------------------------------------

Name:
     -------------------------------------
Title:
      ------------------------------------

                                    EXHIBIT A
                                    ---------

                              MANAGEMENT AGREEMENT







                                      A-1